UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On May 23, 2023, McEwen Mining Inc. (the “Company”) entered into a Third Amended and Restated Credit Agreement (“Credit Agreement”) with Evanachan Limited (“Evanachan”) as administrative agent and lender. The Credit Agreement amends and restates the Second Amended and Restated Credit Agreement previously executed by the Company on April 1, 2022 (the “Prior Credit Agreement”). The Credit Agreement is filed with this report as Exhibit 10.1.

The provisions of the Credit Agreement reflect three fundamental changes from the Prior Credit Agreement: (i) Sprott Private Resource Lending II (Collector), LP (“Sprott”) has been removed as the agent and a lender, as the Company repaid the $25 million in principal and all accrued interest to Sprott, (ii) Evanachan replaced Sprott as the agent under the Credit Agreement, and (iii) the $15 million originally due and owing by the Company to Evanachan under that certain unsecured promissory note dated as of March 31, 2022 (“Unsecured Note”) has been deemed an advance under the Credit Agreement and added as an obligation thereunder such that the amount due under the Credit Agreement has been reduced from $50 million to $40 million ($25 million remaining from the Prior Credit Agreement and $15 million originally due under the Unsecured Note), and the Unsecured Note has been cancelled. Evanachan is an Ontario corporation over which Robert McEwen, the Company’s Chairman and Chief Executive Officer, has sole voting and investment control.

The loan represented by the Credit Agreement continues to bear interest at the rate of 9.75% per year with interest payments due monthly in arrears. The maturity date of the loan has been extended from March 31, 2025 under the Prior Credit Agreement to August 31, 2026 under the Credit Agreement. In addition to extension of the maturity date and the other revisions noted above, the Credit Agreement includes, among others, the following modifications from the provisions of the Prior Credit Agreement:

•	Monthly principal payments in the amount of $1 million each are due beginning January 31, 2025, extended from August 31, 2023 under the Prior Credit Agreement;

•	The loan can be prepaid in full or in part at any time prior to the maturity date with no prepayment penalty;

•	The rate of interest applicable in the event of a default under the Credit Agreement has been reduced from 15% to 11.75%;

•	Financial covenants in the Prior Credit Agreement, including those related to the Company’s maintenance of working capital and shareholders’ equity, have been eliminated;

•	All collateral except the assets of the Company’s Fox Complex in Ontario, Canada and the Gold Bar Mine in Nevada has been or will be released from the collateral security contemplated by the Credit Agreement;

•	Certain subsidiaries of the Company have been released as guarantors under the Credit Agreement such that only the following Company subsidiaries remain as guarantors: 10393444 Canada Inc. (d.b.a. McEwen Ontario Inc.), McEwen Mining Nevada Inc., Golden Pick LLC, WKGUS Inc. and Gold Bar Enterprises LLC.;

•	It would be considered an “Event of Default” under the Credit Agreement if Mr. McEwen is unable to continue as the Chief Executive Officer of the Company for a period greater than 180 days due to death or medical incapacity; and

•	The prohibition against the Company paying dividends on its capital stock has been eliminated.

Remaining provisions of the Prior Credit Agreement remain substantially unchanged, including the limitation on incurring additional debt, the requirement that the Company make mandatory prepayments in certain events and that the receipt by the Company of a “going concern” qualification in an annual audit report would be an Event of Default.

The Credit Agreement contains representations and warranties and other affirmative and negative covenants customary for financings of this type, including, but not limited to, limitations on certain additional borrowings and encumbrances and changes in control.

The Credit Agreement is not intended to provide any factual information about the Company. The representations, warranties, and covenants contained in the Credit Agreement were made only for purposes of the Credit Agreement, including the allocation of risk between the parties, and as of specific dates, were solely for the benefit of the parties to the Credit Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Credit Agreement.

The preceding summary of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed with this report.

Item 1.02	Termination of a Material Definitive Agreement

The information under Item 1.01 above is incorporated into this Item 1.02 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure

On May 23, 2023, the Company issued a press release announcing execution of the Credit Agreement. A copy of the press release is furnished with this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)                   Exhibits. The following exhibits are filed or furnished with this report:

10.1	Third Amended and Restated Credit Agreement dated as of May 19, 2023

99.1	Press Release dated as of May 23, 2023

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: May 30, 2023	By:	/s/ Carmen Diges
Carmen Diges, General Counsel

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